OTHER (INCOME) EXPENSES, NET (non-operational) (Tables)	12 Months Ended
Dec. 31, 2019
Other Income and Expenses [Abstract]
Schedule of Other (Income) Expenses, Net
	US dollars
	Year ended December 31,
(in thousands)	2019	2018	2017

Expenses related to Road Track acquisition	-	(1,539)	-
Gain from measurement of previously held interests at acquisition date fair value (*)	-	14,677	-
Others	(26)	-	-
	(26)	13,138	-

(*) As a result of the acquisition described in Note 3 the company gained control over certain companies that previously were accounted under the equity method (“JV's”) and began to include these JV's in the consolidated financial statements. The company recorded one time gain in the amount of approximately $14.7 million from measurement of the JV's at the acquisition date to fair value.